Borrowing facilities	12 Months Ended
Mar. 31, 2022
Disclosure of detailed information about borrowings [abstract]
Borrowing facilities
33. Borrowing facilities

To support our liquidity requirements and provide backup to commercial paper and other borrowings, we agree committed credit facilities with financial institutions over and above the value of borrowings that may be required. These committed credit facilities are undrawn.

At 31 March 2022, we had bilateral committed credit facilities of £5,978 million (2021: £5,410 million). In addition, we had committed credit facilities from syndicates of banks of £936 million at 31 March 2022 (2021: £115 million). An analysis of the maturity of these undrawn committed facilities is shown below:

	2022	2021
	£m	£m
Undrawn committed borrowing facilities expiring:
Less than 1 year	—	—
In 1 to 2 years	936	1,668
In 2 to 3 years	4,373	534
In 3 to 4 years	1,605	1,718
In 4 to 5 years	—	1,605
More than 5 years	—	—
	6,914	5,525
Of the unused facilities at 31 March 2022, £6,823 million (2021: £5,410 million) is available for liquidity purposes, while £91 million (2021: £115 million) is available as backup to specific US borrowings. The increase in total facility positions reflects the increased size of the Group following the acquisition of WPD. £845 million of the undrawn syndicated facilities due to mature in one to two years were renegotiated between 1 April and 19 May 2022, with no uplift in the amount and a new expiry date of May 2025.
Included in the table above within three to four years is a facility of £350 million related to National Grid Gas plc, a company treated as held for sale.
In addition, we have the following facilities which are not included in the table above:
•for the separately regulated business of National Grid Electricity System Operator Limited, the Group has a facility of £550 million (2021: £550 million). This facility is not available as Group general liquidity support;
•the Group continues to have access to Export Credit Agreements (ECAs) funding specific projects totalling £1,396 million (2021: £1,345 million), of which £489 million (2021: £446 million) is undrawn; and
•the Group entered into a loan facility in relation to the acquisition of WPD (see note 37) of £8,250 million (31 March 2021: £8,250 million) to finance the consideration, of which £8,179 million has been drawn since the year end with no further drawdown available (31 March 2021: undrawn). The bridge facility allows for the extension of the facility maturity date up to September 2023 but includes a requirement that the proceeds of the planned sales of NECO and the UK Gas Transmission business are applied to repay the facility.